UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report: September 7, 2004
(Date of earliest event reported)

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

McKesson Plaza, One Post Street, San Francisco, CA		94116

(Address of principal executive offices)		(Zip Code)

(415) 983-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT 99.1

Item 7.01 REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of McKesson Corporation’s announcement regarding an update to forward-looking statements relating to the second quarter of fiscal year 2005 as presented in a press release of September 7, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore and hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation
(Registrant)

Date: September 7, 2004	By:	/s/ Jeffrey C. Campbell

Jeffrey C. Campbell Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Exhibit 99.1